UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

Odyssey Re Holdings Corp.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	6719 Commission File Number	52-2301683 (I.R.S. Employer Identification Number)

Odyssey Re Holdings Corp.
140 Broadway, 39th Floor, New York, New York 10005
(212) 978-4700
(Address of principal executive offices and telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press release of Odyssey Re Holdings Corp. dated May 1, 2003.

Item 9. Regulation FD Disclosure.

     The following information is being furnished to the Securities and Exchange Commission under Item 12, Results of Operations and Financial Condition, of Form 8-K.

     On May 1, 2003, Odyssey Re Holdings Corp. issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Odyssey Re Holdings Corp. dated May 1, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2003

ODYSSEY RE HOLDINGS CORP.

By: /s/ Donald L. Smith Name: Donald L. Smith Title: Senior Vice President, General Counsel and Corporate Secretary